SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   July 8, 1999
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                            THE B.F.GOODRICH COMPANY
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               (Exact name of registrant as specified in charter)



New York                           1-892                          34-0252680
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(State or other                (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)



            4020 Kinross Lakes Parkway, Richfield, Ohio         44286-9368
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             (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code     330-659-7600
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                                 Not Applicable
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          (Former name or former address,  if changed since last report.)

Item 5.    Other Events
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         On July 8, 1999,  The B.F.Goodrich Company, Coltec Industries  Inc  and
AlliedSignal Inc. jointly announced that they have settled the AlliedSignal lawsuit opposing the merger between BFGoodrich and Coltec. Reference is made to
Exhibit 99 hereto which is a copy of the press release.



Item 7.    Exhibits
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    99     Press release dated July 8, 1999





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE B.F.GOODRICH COMPANY




                                                By /s/Nicholas J. Calise
                                                -----------------------------
                                                Nicholas J. Calise, Secretary




Dated:   July 9, 1999